Exhibit 10.1(1)

FOIA CONFIDENTIAL TREATMENT REQUESTED

SECOND AMENDMENT TO

CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of April 25, 2007 by and among ALASKA AIRLINES, INC., an Alaska corporation (the “Borrower”), each lender identified on the signature page hereof (collectively, (“Lenders”), and BANK OF AMERICA, N.A., as agent for Lenders (“Agent”).

RECITALS

A. Borrower, Agent and Lenders are parties to that certain Credit Agreement dated as of March 25, 2005 (the “Original Credit Agreement”), pursuant to which Lenders established a revolving line of credit to Borrower; and

B. Borrower, Agent and Lenders entered into the First Amendment to Credit Agreement dated as of September 29, 2005 (the “First Amendment”);

C. The Original Credit Agreement, as amended by the First Amendment, is referred to as the “Amended Original Credit Agreement;”

D. Borrower, Lenders and Agent wish further to amend the Amended Original Credit Agreement to extend the Maturity Date and modify the definitions of “Borrowing Base” and “Applicable Rate” and to amend the Security Agreement to incorporate certain provisions related to the Cape Town Treaty (as defined in the Security Agreement); and

E. The Amended Original Credit Agreement, as amended by this Amendment and as amended from time to time hereafter, is referred to as “this Agreement” or the “Credit Agreement;”

NOW, THEREFORE, the parties agree as follows:

AGREEMENT

1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning given in the Credit Agreement and shall be construed in accordance with the rules of construction set forth therein.

2. Amendments to Section 1.01. In Section 1.01 of the Credit Agreement, the following definitions are amended and restated to read as follows:

“Applicable Rate” means, from time to time, the following percentages per annum (expressed in basis points), based upon the Fixed Charge Coverage Ratio (the “Financial Covenant”) as set forth in the most recent Compliance Certificate received by Agent pursuant to Section 6.02:

Applicable Rate

Pricing Level	Fixed Charge Coverage Ratio	Commitment Fee**	Eurodollar Rate +	Base Rate +
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

**	The Applicable Rate for the commitment fee shall reduce by [***] at all levels at all times during which the Outstanding Amount exceed [***] of the Aggregate Commitments.

Any increase or decrease in the Applicable Rate resulting from a change in the Financial Covenant shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02; provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then [***] shall apply commencing on the first Business Day following the date such Compliance Certificate was required to have been delivered until such Certificate is delivered.

“Borrowing Base” means, as applicable, (a) [***] of the Current Market Value of the Boeing 737-400 type Aircraft Collateral; (b) [***] of the Current Market Value of the Boeing 737-700, 737-800 and 737 900 type Aircraft Collateral; (c) one hundred percent (100%) of the Bank of America Cash Collateral; and (d) a Designated Percentage of Other Cash Collateral.

“Maturity Date” means March 31, 2010.

“Security Agreement” means that certain Second Amended and Restated Aircraft Chattel Mortgage Security Agreement dated as of April 25, 2007 made by Borrower in favor of the Administrative Agent in substantially the form of Exhibit A to the Second Amendment to Credit Agreement, including any Security Agreement Supplements.

3. Section 4.01(a)(xii). Clause (iii) of Section 4.01(a)(xii) is amended to read as follows:

(iii) any Collateral (other than the Aircraft Collateral) is free and clear of Liens or options other than such security interests and any Liens permitted pursuant to Section 7.01

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. New Section 9.12. The following is added to the Credit Agreement as a new Section 9.12:

9.12 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower and each other Loan Party acknowledges and agrees that and acknowledges its Affiliates understanding that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Joint-Lead Arrangers are arm’s-length commercial transactions between the Borrower, each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent and the Joint-Lead Arrangers, on the other hand, (B) each of the Borrower and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent and each Joint-Lead Arranger is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower, any other Loan Party or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent nor the Joint-Lead Arrangers has any obligation to the Borrower, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent and the Joint-Lead Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent nor the Joint-Lead Arrangers has any obligation to disclose any of such interests to the Borrower, any other Loan Party or any of their respective Affiliates. To the fullest extent permitted by law, each of the Borrower and the other Loan Parties hereby waives and releases any claims that it may have against the Administrative Agent and the Joint-Lead Arrangers with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

5. Conditions to Effectiveness. This Amendment shall be effective upon the Agent’s receipt of:

(a) counterparts of this Amendment and the Security Agreement, duly executed and delivered by Borrower, Agent and all Lenders, sufficient in number for distribution to Agent, Lenders and Borrower;

(b) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of Borrower as Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Second Amendment to Credit Agreement and the other Loan Documents;

(c) evidence that (i) the Security Agreement has created a valid and effective security interest in the Aircraft Collateral, and (ii) the Aircraft Collateral is free and clear of Liens or options other than such security interests and any Liens permitted pursuant to Section 7.01 of the Credit Agreement.

(d) the representations and warranties of Borrower contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date of such Borrowing, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 5(d), the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement; and

(e) any fees required to be paid on or before the date of this Second Amendment shall have been paid.

6. Representations and Warranties. Borrower hereby represents and warrants to Agent and each Lender that each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment or, if any such representation or warranty is stated to have been made as of or with respect to a specific date, as of or with respect to such specific date. Borrower agrees that representations and warranties made in this Amendment shall constitute representations and warranties under Article V of the Credit Agreement. For avoidance of doubt, Agent and Lenders acknowledge that Borrower restated its September 30, 2004 financial statements and that such restatement was publicly announced. Any inaccuracies in the original September 30, 2004 financial statements shall not be deemed a misrepresentation or breach of warranty under Section 5.05 of the Credit Agreement, this Section 6 or Section 5(d) hereof or so long as any such inaccuracies were corrected in such publicly announced restated financial statements.

7. Reimbursement for Expenses. Borrower shall reimburse Agent for all expenses actually incurred by Agent in connection with the preparation of this Amendment. Such expenses shall include all other costs or expenses incurred by Agent or Bank of America as Lender in connection with this Amendment or the transactions contemplated hereby, including, without limitation, all attorney costs incurred in connection with the preparation, negotiation and execution of this Amendment.

8. No Further Amendment. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder.

9. Miscellaneous.

(a) Entire Agreement. This Amendment comprises the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, representations or commitments.

(a) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment.

(b) Governing Law. This Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Washington, excluding its conflict of laws rules.

(c) Oral Agreements Not Enforceable.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

(d) Removal of Wachovia as Lender. Wachovia Bank, National Association (“Wachovia”) is signing this Amendment, in its capacity as a Lender under the Amended Original Credit Agreement, for the sole purpose of amending the Amended Original Credit Agreement. Upon giving effect to this Amendment, the commitments of Wachovia under the Amended Original Credit Agreement shall be terminated, the Borrower shall immediately pay in full any and all Obligations, under and as defined in the Amended Original Credit Agreement, owing to Wachovia (other than continuing obligations to indemnify and reimburse Wachovia set forth in the Amended Original Credit Agreement that expressly survive the repayment of obligations owing by the Borrower to Wachovia under the Amended Original Credit Agreement, including Sections 11.04 and 11.05 thereof), and Wachovia shall no longer be a Lender under the Amended Original Credit Agreement. Wachovia is not a Lender under the Credit Agreement.

(e) Addition of Goldman Sachs as Lender. Upon giving effect to this Amendment, Goldman Sachs Credit Partners L.P. shall become a party to, and a “Lender” under, the Credit Agreement. The Commitment and Applicable Percentage of each Lender shall be in the amount and percentage set forth in Schedule 2.01 to this Amendment opposite such Lender’s name, and such Schedule 2.01 shall amend, restate and replace the Schedule 2.01 to the Amended Original Credit Agreement.

(f) Conditions to Initial Borrowing. The Borrower, the Lenders and the Agent acknowledge that the Borrower has not requested any Borrowings under the Credit Agreement. The Borrower agrees that the obligation of each Lender to make its initial Loans is subject to satisfaction, as of the date of such initial Loans, of the conditions precedent set forth in Section 4.01 of the Credit Agreement. Without limiting the generality of the foregoing, the Borrower acknowledges and agrees that: (i) the legal opinion of FAA counsel referred to in

Section 4.01(a)(v) shall cover matters relating to the International Registry (as defined in the Security Agreement) as well as FAA Registry; and (ii) the evidence of perfection and priority of the security interest created by the Security Agreement and the absence of Liens on the Aircraft Collateral referred to in Section 4.01(a)(x) shall also include evidence of filing for record with the International Registry as well as FAA Registry.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	ALASKA AIRLINES, INC.

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A.,

By:
	Name:	James J. Teichman
	Title:	Vice President

CITICORP USA, INC., as a Lender

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

HSH NORDBANK AG, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

MERRILL LYNCH CAPITAL CORPORATION, as a Lender

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

RZB FINANCE LLC, as a Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, as a Lender

By:
Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS L.P., as a Lender

By:
Name:
Title:

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Agent

By:
	Name:	Dora A. Brown
	Title:	Vice President

SCHEDULE 2.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	[***]	[***]
Citicorp USA, Inc.	[***]	[***]
U.S. Bank National Association	[***]	[***]
HSH Nordbank AG, New York Branch	[***]	[***]
JPMorgan Chase, New York Branch	[***]	[***]
Merrill Lynch Capital Corp.	[***]	[***]
RZB Finance LLC	[***]	[***]
Goldman Sachs Credit Partners L.P.	[***]	[***]
Total	$185,000,000.00	100.000000000%

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.